Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,009	10,820	11.0%	11.0	—

Europe	4,962	5,124	(3.2)	(5.8)	2.6
Western Hemisphere excluding U.S.	1,166	1,024	14.0	18.1	(4.1)
Asia-Pacific, Africa	3,258	2,971	9.7	12.1	(2.4)
International	9,386	9,119	2.9	2.7	0.2

Worldwide	$21,395	19,939	7.3%	7.2	0.1

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$46,444	41,981	10.6%	10.6	—

Europe	20,410	20,664	(1.2)	(2.2)	1.0
Western Hemisphere excluding U.S.	4,549	4,108	10.7	15.8	(5.1)
Asia-Pacific, Africa	13,756	13,237	3.9	9.5	(5.6)
International	38,715	38,009	1.9	3.8	(1.9)

Worldwide	$85,159	79,990	6.5%	7.4	(0.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Innovative Medicine (1,2)
U.S.	$8,079	7,375	9.5%	9.5	—
International	5,643	5,788	(2.5)	(3.1)	0.6
	13,722	13,163	4.2	4.0	0.2

Innovative Medicine excluding COVID-19 Vaccine (1,2)
U.S.	8,079	7,375	9.5	9.5	—
International	5,599	5,099	9.8	9.4	0.4
	13,678	12,474	9.7	9.5	0.2

MedTech
U.S.	3,930	3,445	14.1	14.1	—
International	3,743	3,331	12.4	12.8	(0.4)
	7,673	6,776	13.3	13.4	(0.1)

U.S.	12,009	10,820	11.0	11.0	—
International	9,386	9,119	2.9	2.7	0.2
Worldwide	21,395	19,939	7.3	7.2	0.1

U.S.	12,009	10,820	11.0	11.0	—
International	9,342	8,430	10.8	10.7	0.1
Worldwide excluding COVID-19 Vaccine (1)	$21,351	19,250	10.9%	10.9	0.0

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedule.
(2) Previously referred to as Pharmaceutical.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Innovative Medicine (1,2)
U.S.	$31,169	28,604	9.0%	9.0	—
International	23,590	23,959	(1.5)	(0.2)	(1.3)
	54,759	52,563	4.2	4.8	(0.6)

Innovative Medicine excluding COVID-19 Vaccine (1,2)
U.S.	31,169	28,484	9.4	9.4	—
International	22,473	21,900	2.6	4.3	(1.7)
	53,642	50,384	6.5	7.2	(0.7)

MedTech
U.S.	15,275	13,377	14.2	14.2	—
International	15,125	14,050	7.7	10.6	(2.9)
	30,400	27,427	10.8	12.4	(1.6)

U.S.	46,444	41,981	10.6	10.6	—
International	38,715	38,009	1.9	3.8	(1.9)
Worldwide	85,159	79,990	6.5	7.4	(0.9)

U.S.	46,444	41,861	10.9	10.9	—
International	37,598	35,950	4.6	6.7	(2.1)
Worldwide excluding COVID-19 Vaccine (1)	$84,042	77,811	8.0%	9.0	(1.0)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedule.
(2) Previously referred to as Pharmaceutical.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$21,395	100.0	$19,939	100.0	7.3
Cost of products sold	6,798	31.8	6,084	30.5	11.7
Gross Profit	14,597	68.2	13,855	69.5	5.4
Selling, marketing and administrative expenses	5,810	27.1	5,339	26.8	8.8
Research and development expense	4,480	20.9	3,710	18.6	20.8
In-process research and development impairments	58	0.3	173	0.8
Interest (income) expense, net	(212)	(1.0)	(77)	(0.4)
Other (income) expense, net	(421)	(2.0)	795	4.0
Restructuring	56	0.3	75	0.4
Earnings before provision for taxes on income	4,826	22.6	3,840	19.3	25.7
Provision for taxes on income	694	3.3	613	3.1	13.2
Net earnings from Continuing Operations	$4,132	19.3	$3,227	16.2	28.0
Net earnings/(loss) from Discontinued Operations, net of tax	(83)		293
Net earnings	$4,049		$3,520

Net earnings per share (Diluted) from Continuing Operations	$1.70		$1.22		39.3
Net earnings/(loss) per share (Basic/Diluted) from Discontinued Operations*	$(0.03)		$0.11

Average shares outstanding (Diluted)	2,430.7		2,650.1

Effective tax rate from Continuing Operations	14.4%		16.0%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$6,237	29.2	$6,482	32.5	(3.8)
Net earnings from Continuing Operations	$5,562	26.0	$5,432	27.2	2.4
Net earnings per share (Diluted) from Continuing Operations	$2.29		$2.05		11.7
Effective tax rate from Continuing Operations	10.8%		16.2%

* Basic shares of 2,407.2 are used to calculate loss per share in the fourth quarter of 2023 as use of diluted shares when in a loss position would be anti-dilutive.
(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$85,159	100.0	$79,990	100.0	6.5
Cost of products sold	26,553	31.2	24,596	30.7	8.0
Gross Profit	58,606	68.8	55,394	69.3	5.8
Selling, marketing and administrative expenses	21,512	25.2	20,246	25.3	6.3
Research and development expense	15,085	17.7	14,135	17.7	6.7
In-process research and development impairments	313	0.4	783	1.0
Interest (income) expense, net	(489)	(0.6)	(214)	(0.3)
Other (income) expense, net	6,634	7.8	810	1.0
Restructuring	489	0.6	275	0.4
Earnings before provision for taxes on income	15,062	17.7	19,359	24.2	(22.2)
Provision for taxes on income	1,736	2.1	2,989	3.7	(41.9)
Net earnings from Continuing Operations	$13,326	15.6	$16,370	20.5	(18.6)
Net earnings from Discontinued Operations, net of tax	21,827		1,571
Net earnings	$35,153		$17,941

Net earnings per share (Diluted) from Continuing Operations	$5.20		$6.14		(15.3)
Net earnings per share (Diluted) from Discontinued Operations	$8.52		$0.59

Average shares outstanding (Diluted)	2,560.4		2,663.9

Effective tax rate from Continuing Operations	11.5%		15.4%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$29,811	35.0	$27,973	35.0	6.6
Net earnings from Continuing Operations	$25,409	29.8	$23,796	29.7	6.8
Net earnings per share (Diluted) from Continuing Operations	$9.92		$8.93		11.1
Effective tax rate from Continuing Operations	14.8%		14.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Fourth Quarter
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings from Continuing Operations, after tax- as reported	$4,132	$3,227

	Pre-tax Adjustments
	Litigation related	166	262
	Intangible Asset Amortization expense	1,148	977
	COVID-19 Vaccine related costs [1]	10	821
	Restructuring related [2]	139	119
	Medical Device Regulation [3]	88	88
	Acquisition, integration and divestiture related	237	196
	(Gains)/losses on securities	(435)	6
	IPR&D impairments	58	173

	Tax Adjustments
	Tax impact on special item adjustments [4]	75	(394)
	Tax legislation and other tax related	(56)	(43)
	Adjusted Net Earnings from Continuing Operations, after tax	$5,562	$5,432
	Average shares outstanding (Diluted)	2,430.7	2,650.1
	Adjusted net earnings per share from Continuing Operations (Diluted)	$2.29	$2.05
	Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.28

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $55 million in the quarter ($479 million Q4 YTD) include the termination of partnered and non-partnered program costs and asset impairments.

	In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $84 million in the quarter ($319 million Q4 YTD) primarily includes inventory and instrument reserves related to the market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Twelve Months Ended
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings from Continuing Operations, after tax- as reported	$13,326	$16,370

	Pre-tax Adjustments
	Litigation related	7,152	866
	Intangible Asset Amortization expense	4,532	3,944
	COVID-19 Vaccine related costs [1]	663	1,474
	Restructuring related [2]	798	372
	Medical Device Regulation [3]	311	296
	Acquisition, integration and divestiture related	339	196
	(Gains)/losses on securities	641	690
	IPR&D impairments	313	783
	Other	-	(7)

	Tax Adjustments
	Tax impact on special item adjustments [4]	(2,694)	(1,294)
	Tax legislation and other tax related	28	106
	Adjusted Net Earnings from Continuing Operations, after tax	$25,409	$23,796
	Average shares outstanding (Diluted)	2,560.4	2,663.9
	Adjusted net earnings per share from Continuing Operations (Diluted)	$9.92	$8.93
	Operational adjusted net earnings per share from Continuing Operations (Diluted)	$9.89

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $55 million in the quarter ($479 million Q4 YTD) include the termination of partnered and non-partnered program costs and asset impairments.

	In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $84 million in the quarter ($319 million Q4 YTD) primarily includes inventory and instrument reserves related to the market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FOURTH QUARTER 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.2%	13.3%	7.3%
U.S.	9.5%	14.1%	11.0%
International	(2.5)%	12.4%	2.9%

WW Currency	0.2	(0.1)	0.1
U.S.	—	—	—
International	0.6	(0.4)	0.2

WW Operational	4.0%	13.4%	7.2%
U.S.	9.5%	14.1%	11.0%
International	(3.1)%	12.8%	2.7%

Abiomed		(4.5)	(1.6)
U.S.		(7.2)	(2.3)
International		(1.9)	(0.7)

All Other Acquisitions and Divestitures	0.0	0.2	0.1
U.S.	0.0	0.3	0.1
International	0.1	0.1	0.1

WW Adjusted Operational	4.0%	9.1%	5.7%
U.S.	9.5%	7.2%	8.8%
International	(3.0)%	11.0%	2.1%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
TWELVE MONTHS 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.2%	10.8%	6.5%
U.S.	9.0%	14.2%	10.6%
International	(1.5)%	7.7%	1.9%

WW Currency	(0.6)	(1.6)	(0.9)
U.S.	—	—	—
International	(1.3)	(2.9)	(1.9)

WW Operational	4.8%	12.4%	7.4%
U.S.	9.0%	14.2%	10.6%
International	(0.2)%	10.6%	3.8%

Abiomed		(4.7)	(1.6)
U.S.		(7.7)	(2.5)
International		(1.7)	(0.6)

All Other Acquisitions and Divestitures	0.1	0.1	0.1
U.S.	0.0	0.1	0.1
International	0.2	0.1	0.2

WW Adjusted Operational	4.9%	7.8%	5.9%
U.S.	9.0%	6.6%	8.2%
International	0.0%	9.0%	3.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)

IMMUNOLOGY
US	$3,033	2,805	8.1%	8.1%	—%
Intl	1,562	1,312	19.0	17.7	1.3
WW	4,595	4,118	11.6	11.2	0.4
REMICADE
US	294	318	(7.4)	(7.4)	—
US Exports (5)	35	41	(15.1)	(15.1)	—
Intl	100	116	(13.4)	(12.4)	(1.0)
WW	429	475	(9.6)	(9.4)	(0.2)
SIMPONI / SIMPONI ARIA
US	258	280	(7.8)	(7.8)	—
Intl	244	220	10.1	11.8	(1.7)
WW	502	501	0.1	0.8	(0.7)
STELARA
US	1,786	1,621	10.1	10.1	—
Intl	967	764	26.4	23.9	2.5
WW	2,753	2,386	15.3	14.5	0.8
TREMFYA
US	657	541	21.6	21.6	—
Intl	252	211	19.4	17.8	1.6
WW	910	752	21.0	20.5	0.5
OTHER IMMUNOLOGY
US	2	3	(22.8)	(22.8)	—
Intl	0	0	—	—	—
WW	2	3	(22.8)	(22.8)	—

INFECTIOUS DISEASES
US	353	414	(14.6)	(14.6)	—
Intl	498	1,127	(55.8)	(58.2)	2.4
WW	852	1,540	(44.7)	(46.5)	1.8
COVID-19 VACCINE
US	0	0	—	—	—
Intl	44	689	(93.7)	(95.2)	1.5
WW	44	689	(93.7)	(95.2)	1.5
EDURANT / rilpivirine
US	9	9	(12.4)	(12.4)	—
Intl	299	281	6.4	1.5	4.9
WW	307	290	5.8	1.0	4.8
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	341	398	(14.4)	(14.4)	—
Intl	98	95	3.1	(0.8)	3.9
WW	439	493	(11.0)	(11.8)	0.8
OTHER INFECTIOUS DISEASES
US	4	6	(30.4)	(30.4)	—
Intl	58	61	(5.6)	(4.9)	(0.7)
WW	62	67	(7.8)	(7.1)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

NEUROSCIENCE
US	$1,022	912	12.1%	12.1%	—%
Intl	780	825	(5.5)	(2.0)	(3.5)
WW	1,801	1,737	3.7	5.4	(1.7)
CONCERTA / methylphenidate
US	39	37	5.7	5.7	—
Intl	142	131	7.9	9.2	(1.3)
WW	180	168	7.4	8.5	(1.1)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	733	678	8.0	8.0	—
Intl	278	329	(15.5)	(15.7)	0.2
WW	1,011	1,008	0.3	0.3	0.0
SPRAVATO
US	180	105	72.3	72.3	—
Intl	26	14	87.1	83.4	3.7
WW	206	119	74.1	73.6	0.5
OTHER NEUROSCIENCE
US	71	91	(23.0)	(23.0)	—
Intl	334	351	(5.0)	3.2	(8.2)
WW	404	442	(8.7)	(2.3)	(6.4)

ONCOLOGY
US	2,285	1,857	23.0	23.0	—
Intl	2,334	2,069	12.8	12.0	0.8
WW	4,618	3,927	17.6	17.2	0.4
CARVYKTI
US	145	54	*	*	—
Intl	13	—	*	*	—
WW	159	54	*	*	*
DARZALEX
US	1,395	1,139	22.5	22.5	—
Intl	1,155	944	22.3	21.8	0.5
WW	2,550	2,083	22.4	22.2	0.2
ERLEADA
US	287	275	4.4	4.4	—
Intl	361	266	35.6	34.0	1.6
WW	647	541	19.8	19.0	0.8
IMBRUVICA
US	255	318	(19.8)	(19.8)	—
Intl	533	547	(2.6)	(3.8)	1.2
WW	788	866	(8.9)	(9.7)	0.8
ZYTIGA / abiraterone acetate
US	9	20	(52.0)	(52.0)	—
Intl	191	250	(23.6)	(23.2)	(0.4)
WW	201	270	(25.6)	(25.3)	(0.3)
OTHER ONCOLOGY
US	192	52	*	*	—
Intl	82	63	32.2	28.4	3.8
WW	274	114	*	*	*

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

PULMONARY HYPERTENSION
US	$733	610	20.2%	20.2%	—%
Intl	282	261	8.6	10.9	(2.3)
WW	1,017	870	16.7	17.4	(0.7)
OPSUMIT
US	368	305	20.5	20.5	—
Intl	169	156	7.9	8.3	(0.4)
WW	536	461	16.2	16.3	(0.1)
UPTRAVI
US	348	280	24.3	24.3	—
Intl	70	56	26.4	31.4	(5.0)
WW	419	336	24.6	25.4	(0.8)
OTHER PULMONARY HYPERTENSION
US	18	24	(29.4)	(29.4)	—
Intl	45	48	(9.7)	(3.9)	(5.8)
WW	61	73	(16.2)	(12.4)	(3.8)

CARDIOVASCULAR / METABOLISM / OTHER
US	652	776	(15.9)	(15.9)	—
Intl	185	194	(4.7)	(6.7)	2.0
WW	837	971	(13.7)	(14.1)	0.4
XARELTO
US	525	667	(21.2)	(21.2)	—
Intl	—	—	—	—	—
WW	525	667	(21.2)	(21.2)	—
OTHER
US	127	110	15.9	15.9	—
Intl	185	194	(4.7)	(6.7)	2.0
WW	312	304	2.8	1.5	1.3

TOTAL INNOVATIVE MEDICINE
US	8,079	7,375	9.5	9.5	—
Intl	5,643	5,788	(2.5)	(3.1)	0.6
WW	$13,722	13,163	4.2%	4.0%	0.2%

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)

INTERVENTIONAL SOLUTIONS
US	$971	603	61.0	61.0	—
Intl	698	495	40.8	41.7	(0.9)
WW	1,669	1,098	51.9	52.3	(0.4)

ELECTROPHYSIOLOGY
US	667	547	22.0	22.0	—
Intl	572	447	28.0	29.0	(1.0)
WW	1,239	994	24.7	25.2	(0.5)

ABIOMED
US	276	31	*	*	—
Intl	64	—	*	*	—
WW	340	31	*	*	—

OTHER INTERVENTIONAL SOLUTIONS
US	28	25	8.8	8.8	—
Intl	61	48	26.5	27.1	(0.6)
WW	89	73	20.4	20.7	(0.3)

ORTHOPAEDICS
US	1,425	1,385	2.9	2.9	—
Intl	843	763	10.5	8.8	1.7
WW	2,268	2,148	5.6	5.0	0.6

HIPS
US	266	250	6.3	6.3	—
Intl	132	135	(2.0)	(3.9)	1.9
WW	398	385	3.4	2.7	0.7

KNEES
US	242	231	4.5	4.5	—
Intl	144	122	18.1	15.6	2.5
WW	387	354	9.2	8.4	0.8

TRAUMA
US	487	470	3.6	3.6	—
Intl	255	240	5.9	4.1	1.8
WW	741	710	4.4	3.8	0.6

SPINE, SPORTS & OTHER
US	430	434	(0.7)	(0.7)	—
Intl	311	265	17.5	16.5	1.0
WW	742	699	6.2	5.8	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)(Continued)

SURGERY
US	$1,047	1,000	4.6%	4.6%	—%
Intl	1,484	1,383	7.2	7.8	(0.6)
WW	2,530	2,384	6.1	6.4	(0.3)

ADVANCED
US	468	456	2.5	2.5	—
Intl	698	653	7.0	7.2	(0.2)
WW	1,167	1,109	5.1	5.2	(0.1)

GENERAL
US	579	544	6.4	6.4	—
Intl	785	731	7.4	8.3	(0.9)
WW	1,364	1,275	7.0	7.5	(0.5)

VISION
US	487	456	6.8	6.8	—
Intl	721	689	4.6	6.4	(1.8)
WW	1,208	1,145	5.5	6.6	(1.1)

CONTACT LENSES / OTHER
US	374	343	8.9	8.9	—
Intl	508	489	4.2	7.2	(3.0)
WW	882	831	6.1	7.9	(1.8)
SURGICAL
US	114	113	0.4	0.4	—
Intl	212	200	5.6	4.7	0.9
WW	326	314	3.7	3.1	0.6

TOTAL MEDTECH
US	3,930	3,445	14.1	14.1	—
Intl	3,743	3,331	12.4	12.8	(0.4)
WW	$7,673	6,776	13.3%	13.4%	(0.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)

IMMUNOLOGY
US	$11,539	11,036	4.6%	4.6%	—%
Intl	6,513	5,899	10.4	12.0	(1.6)
WW	18,052	16,935	6.6	7.1	(0.5)
REMICADE
US	1,143	1,417	(19.3)	(19.3)	—
US Exports (5)	147	204	(28.0)	(28.0)	—
Intl	549	722	(23.9)	(21.3)	(2.6)
WW	1,839	2,343	(21.5)	(20.7)	(0.8)
SIMPONI / SIMPONI ARIA
US	1,124	1,166	(3.6)	(3.6)	—
Intl	1,073	1,017	5.4	9.3	(3.9)
WW	2,197	2,184	0.6	2.4	(1.8)
STELARA
US	6,966	6,388	9.0	9.0	—
Intl	3,892	3,335	16.7	17.4	(0.7)
WW	10,858	9,723	11.7	11.9	(0.2)
TREMFYA
US	2,147	1,844	16.5	16.5	—
Intl	999	824	21.2	22.4	(1.2)
WW	3,147	2,668	17.9	18.3	(0.4)
OTHER IMMUNOLOGY
US	11	17	(33.8)	(33.8)	—
Intl	0	0	—	—	—
WW	11	17	(33.8)	(33.8)	—

INFECTIOUS DISEASES
US	1,500	1,680	(10.7)	(10.7)	—
Intl	2,918	3,769	(22.6)	(23.9)	1.3
WW	4,418	5,449	(18.9)	(19.8)	0.9
COVID-19 VACCINE
US	0	120	*	*	—
Intl	1,117	2,059	(45.8)	(47.2)	1.4
WW	1,117	2,179	(48.8)	(50.1)	1.3
EDURANT / rilpivirine
US	35	36	(3.7)	(3.7)	—
Intl	1,115	972	14.8	12.1	2.7
WW	1,150	1,008	14.1	11.5	2.6
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,446	1,494	(3.2)	(3.2)	—
Intl	408	449	(9.2)	(10.4)	1.2
WW	1,854	1,943	(4.6)	(4.9)	0.3
OTHER INFECTIOUS DISEASES
US	19	30	(34.5)	(34.5)	—
Intl	278	289	(3.8)	(0.4)	(3.4)
WW	297	318	(6.7)	(3.6)	(3.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

NEUROSCIENCE
US	$4,065	3,570	13.9%	13.9%	—%
Intl	3,076	3,323	(7.5)	(3.7)	(3.8)
WW	7,140	6,893	3.6	5.4	(1.8)
CONCERTA / methylphenidate
US	230	151	52.5	52.5	—
Intl	554	493	12.2	16.4	(4.2)
WW	783	644	21.6	24.9	(3.3)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,897	2,714	6.7	6.7	—
Intl	1,218	1,426	(14.6)	(12.8)	(1.8)
WW	4,115	4,140	(0.6)	0.0	(0.6)
SPRAVATO
US	589	328	79.7	79.7	—
Intl	100	46	*	*	*
WW	689	374	84.1	84.0	0.1
OTHER NEUROSCIENCE
US	349	376	(7.3)	(7.3)	—
Intl	1,204	1,358	(11.3)	(5.4)	(5.9)
WW	1,553	1,734	(10.4)	(5.9)	(4.5)

ONCOLOGY
US	8,462	6,930	22.1	22.1	—
Intl	9,199	9,052	1.6	2.9	(1.3)
WW	17,661	15,983	10.5	11.2	(0.7)
CARVYKTI
US	469	133	*	*	—
Intl	30	—	*	*	—
WW	500	133	*	*	*
DARZALEX
US	5,277	4,210	25.4	25.4	—
Intl	4,467	3,767	18.6	20.2	(1.6)
WW	9,744	7,977	22.2	22.9	(0.7)
ERLEADA
US	1,065	968	10.0	10.0	—
Intl	1,322	913	44.8	46.0	(1.2)
WW	2,387	1,881	26.9	27.5	(0.6)
IMBRUVICA
US	1,051	1,390	(24.4)	(24.4)	—
Intl	2,214	2,394	(7.5)	(6.7)	(0.8)
WW	3,264	3,784	(13.7)	(13.2)	(0.5)
ZYTIGA / abiraterone acetate
US	50	74	(32.1)	(32.1)	—
Intl	837	1,696	(50.7)	(49.1)	(1.6)
WW	887	1,770	(49.9)	(48.4)	(1.5)
OTHER ONCOLOGY
US	549	156	*	*	—
Intl	330	283	16.9	17.0	(0.1)
WW	879	438	*	*	*

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

PULMONARY HYPERTENSION
US	$2,697	2,346	15.0%	15.0%	—%
Intl	1,117	1,071	4.3	8.3	(4.0)
WW	3,815	3,417	11.6	12.9	(1.3)
OPSUMIT
US	1,292	1,132	14.1	14.1	—
Intl	681	651	4.6	7.2	(2.6)
WW	1,973	1,783	10.6	11.6	(1.0)
UPTRAVI
US	1,326	1,104	20.1	20.1	—
Intl	255	218	17.3	21.8	(4.5)
WW	1,582	1,322	19.7	20.4	(0.7)
OTHER PULMONARY HYPERTENSION
US	79	110	(28.6)	(28.6)	—
Intl	182	202	(10.3)	(2.9)	(7.4)
WW	260	313	(16.7)	(12.0)	(4.7)

CARDIOVASCULAR / METABOLISM / OTHER
US	2,906	3,042	(4.5)	(4.5)	—
Intl	765	845	(9.4)	(9.1)	(0.3)
WW	3,671	3,887	(5.5)	(5.5)	0.0
XARELTO
US	2,365	2,473	(4.4)	(4.4)	—
Intl	—	—	—	—	—
WW	2,365	2,473	(4.4)	(4.4)	—
OTHER
US	541	569	(5.0)	(5.0)	—
Intl	765	845	(9.4)	(9.1)	(0.3)
WW	1,306	1,414	(7.6)	(7.4)	(0.2)

TOTAL INNOVATIVE MEDICINE
US	31,169	28,604	9.0	9.0	—
Intl	23,590	23,959	(1.5)	(0.2)	(1.3)
WW	$54,759	52,563	4.2%	4.8%	(0.6)%

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)

INTERVENTIONAL SOLUTIONS
US	$3,633	2,169	67.5%	67.5%	—%
Intl	2,717	2,131	27.5	31.7	(4.2)
WW	6,350	4,300	47.7	49.8	(2.1)

ELECTROPHYSIOLOGY
US	2,458	2,036	20.7	20.7	—
Intl	2,230	1,901	17.3	21.5	(4.2)
WW	4,688	3,937	19.1	21.1	(2.0)

ABIOMED
US	1,066	31	*	*	—
Intl	240	—	*	*	—
WW	1,306	31	*	*	—

OTHER INTERVENTIONAL SOLUTIONS
US	109	102	6.7	6.7	—
Intl	247	230	7.3	11.4	(4.1)
WW	356	332	7.1	9.9	(2.8)

ORTHOPAEDICS
US	5,525	5,321	3.8	3.8	—
Intl	3,417	3,267	4.6	5.8	(1.2)
WW	8,942	8,587	4.1	4.6	(0.5)

HIPS
US	996	943	5.6	5.6	—
Intl	564	571	(1.2)	(0.1)	(1.1)
WW	1,560	1,514	3.0	3.5	(0.5)

KNEES
US	896	851	5.3	5.3	—
Intl	559	508	10.2	11.1	(0.9)
WW	1,456	1,359	7.1	7.5	(0.4)

TRAUMA
US	1,949	1,882	3.6	3.6	—
Intl	1,030	989	4.1	4.8	(0.7)
WW	2,979	2,871	3.8	4.0	(0.2)

SPINE, SPORTS & OTHER
US	1,684	1,645	2.4	2.4	—
Intl	1,263	1,198	5.4	7.3	(1.9)
WW	2,947	2,843	3.7	4.5	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)(Continued)

SURGERY
US	$4,031	3,897	3.4%	3.4%	—%
Intl	6,006	5,793	3.7	7.0	(3.3)
WW	10,037	9,690	3.6	5.5	(1.9)

ADVANCED
US	1,833	1,784	2.8	2.8	—
Intl	2,837	2,785	1.9	5.1	(3.2)
WW	4,671	4,569	2.2	4.2	(2.0)

GENERAL
US	2,198	2,113	4.0	4.0	—
Intl	3,168	3,008	5.3	8.7	(3.4)
WW	5,366	5,121	4.8	6.8	(2.0)

VISION
US	2,086	1,990	4.8	4.8	—
Intl	2,986	2,859	4.5	7.9	(3.4)
WW	5,072	4,849	4.6	6.6	(2.0)

CONTACT LENSES / OTHER
US	1,626	1,522	6.8	6.8	—
Intl	2,076	2,022	2.7	7.0	(4.3)
WW	3,702	3,543	4.5	6.9	(2.4)
SURGICAL
US	460	468	(1.8)	(1.8)	—
Intl	910	837	8.6	10.0	(1.4)
WW	1,370	1,306	4.9	5.8	(0.9)

TOTAL MEDTECH
US	15,275	13,377	14.2	14.2	—
Intl	15,125	14,050	7.7	10.6	(2.9)
WW	$30,400	27,427	10.8%	12.4%	(1.6)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Previously referred to as Pharmaceutical
(5) Reported as U.S. sales

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2023	2022	Total	Operations	Currency

Innovative Medicine
U.S.	$8,079	7,375	9.5%	9.5	-
International	5,643	5,788	(2.5)	(3.1)	0.6
Worldwide	13,722	13,163	4.2	4.0	0.2

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	44	689	(93.7)	(95.2)	1.5
Worldwide	44	689	(93.7)	(95.2)	1.5

Innovative Medicine excluding COVID-19 Vaccine
U.S.	8,079	7,375	9.5	9.5	-
International	5,599	5,099	9.8	9.4	0.4
Worldwide	13,678	12,474	9.7	9.5	0.2

Worldwide
U.S.	12,009	10,820	11.0	11.0	-
International	9,386	9,119	2.9	2.7	0.2
Worldwide	21,395	19,939	7.3	7.2	0.1

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	44	689	(93.7)	(95.2)	1.5
Worldwide	44	689	(93.7)	(95.2)	1.5

Worldwide
U.S.	12,009	10,820	11.0	11.0	-
International	9,342	8,430	10.8	10.7	0.1
Worldwide excluding COVID-19 Vaccine	$21,351	19,250	10.9%	10.9	-

Note: Columns and rows within tables may not add due to rounding

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2023	2022	Total	Operations	Currency

Innovative Medicine
U.S.	$31,169	28,604	9.0%	9.0	-
International	23,590	23,959	(1.5)	(0.2)	(1.3)
Worldwide	54,759	52,563	4.2	4.8	(0.6)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,117	2,059	(45.8)	(47.2)	1.4
Worldwide	1,117	2,179	(48.8)	(50.1)	1.3

Innovative Medicine excluding COVID-19 Vaccine
U.S.	31,169	28,484	9.4	9.4	-
International	22,473	21,900	2.6	4.3	(1.7)
Worldwide	53,642	50,384	6.5	7.2	(0.7)

Worldwide
U.S.	46,444	41,981	10.6	10.6	-
International	38,715	38,009	1.9	3.8	(1.9)
Worldwide	85,159	79,990	6.5	7.4	(0.9)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,117	2,059	(45.8)	(47.2)	1.4
Worldwide	1,117	2,179	(48.8)	(50.1)	1.3

Worldwide
U.S.	46,444	41,861	10.9	10.9	-
International	37,598	35,950	4.6	6.7	(2.1)
Worldwide excluding COVID-19 Vaccine	$84,042	77,811	8.0%	9.0	(1.0)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful